As filed with the Securities and Exchange Commission on June 30, 2000

                                                     Registration No. 333-89525
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                       VITESSE SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                                 77-0138960
(State or other jurisdiction   (Primary Standard Industrial    (I.R.S. Employer
     of incorporation or        Classification Code Number)     Identification
       organization)                                                 Number)

                                741 Calle Plano
                              Camarillo, CA 93012
                                 (805) 388-3700
       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            -----------------------

                               Eugene F. Hovanec
                            Chief Financial Officer
                       Vitesse Semiconductor Corporation
                                741 Calle Plano
                              Camarillo, CA 93012
                                 (805) 388-3700

                            -----------------------

    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            -----------------------

                                   Copies to:
                               Francis S. Currie
                             Davis Polk & Wardwell
                              1600 El Camino Real
                              Menlo Park, CA 94025
                                 (650) 752-2000

Approximate date of commencement of proposed sale to the public: From time to time after the original effective date of this Registration Statement.
     If the only securities being registered on this Form are to be offered pursuant to dividend or reinvestment plans, check the following box. [ ]
     If the only securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     Vitesse Semiconductor Corporation hereby withdraws from registration 253,886 shares of our common stock registered for resale hereon which have not been sold during the time we have agreed to keep this Registration Statement Effective.

                            -----------------------


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


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Camarillo, State of California on June 30, 2000.

                                        SIGNATURES


                                        VITESSE SEMICONDUCTOR CORPORATION



                                        By: /s/ Eugene F. Hovanec
                                           -----------------------------------
                                           Name:  Eugene F. Hovanec
                                           Title: Chief Financial Officer


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Louis R. Tomasetta and Eugene F. Hovanec, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-3, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.

       Signature                     Title                         Date


 /s/ Louis R. Tamasetta*         Chief Executive Officer         June 30, 2000
---------------------------
     Louis R. Tamasetta


 /s/ Eugene F. Hovanec           Chief Financial Officer         June 30, 2000
---------------------------
     Eugene F. Hovanec


 /s/ James A. Cole*              Director                        June 30, 2000
---------------------------
     James A. Cole


 /s/ Pierre R. Lamond*           Chairman of The Board           June 30, 2000
---------------------------
     Pierre R. Lamond


 /s/ John C. Lewis*              Director                        June 30, 2000
----------------------------
     John C. Lewis


 /s/ Alex Daly*                  Director                        June 30, 2000
----------------------------
     Alex Daly

                                 Director                        June 30, 2000
----------------------------
      Vincent Chan


*By: /s/ Eugene F. Hovanec
----------------------------
         Eugene F. Hovanec

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